UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2016

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is hereby incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On September 15, 2016, Crown Holdings, Inc. (the “Company”) completed its note offering of €600,000,000 aggregate principal amount of 2.625% Senior Notes due 2024 (the “Euro Offering”) and of $400,000,000 aggregate principal amount of 4.250% Senior Notes due 2026 (the “Dollar Offering”).

In connection with the Euro Offering, Crown European Holdings S.A. (the “European Issuer”), a wholly-owned subsidiary of the Company, issued €600,000,000 aggregate principal amount of 2.625% Senior Notes due 2024 (the “Euro Notes”). In connection with the Dollar Offering, Crown Americas LLC and Crown Americas Capital Corp. V (together, the “U.S. Issuers” and, collectively with the European Issuer, the “Issuers”), each a wholly-owned subsidiary of the Company, issued $400,000,000 aggregate principal amount of 4.250% Senior Notes due 2026 (the “U.S. Notes” and, together with the Euro Notes, the “Notes”). The Notes were sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Euro Notes will mature on September 30, 2024 and will accrue interest at a rate of 2.625% per year. Interest on the Euro Notes will be payable semi-annually on March 31 and September 30 of each year, beginning on March 31, 2017. The European Issuer may redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, up to March 31, 2024 (6 months prior to the scheduled maturity of the notes).

If the European Issuer or the Company experiences a change of control repurchase event, the European Issuer may be required to offer to purchase the Euro Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Euro Notes are senior obligations of the European Issuer and will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable law and exceptions, each of the Company’s subsidiaries in the U.S., Canada, England, Luxembourg, Mexico, the Netherlands, Switzerland and Spain that is an obligor under the Company’s senior secured credit facilities or that guarantees or otherwise becomes liable with respect to any other indebtedness of the Company, and subject to applicable law and exceptions, each of the European Issuer’s subsidiaries that guarantees or otherwise becomes liable with respect to any indebtedness of the Company, the issuer or another guarantor or is otherwise an obligor under the Company’s senior secured credit facilities which as of the issue date of the Euro Notes is expected to include certain subsidiaries organized under the laws of France, Germany, Mexico and the Netherlands.

The Dollar Notes will mature on September 30, 2026 and will accrue interest at a rate of 4.250% per year. Interest on the Dollar Notes will be payable semi-annually on March 31 and September 30 of each year, beginning on March 31, 2017. The U.S. Issuers may redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, up to March 31, 2026 (6 months prior to the scheduled maturity of the notes).

If either of the U.S. Issuers or the Company experiences a change of control repurchase event, the U.S. Issuers may be required to offer to purchase the Dollar Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Dollar Notes are senior obligations of the U.S. Issuers and will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable exceptions, each of the Company’s subsidiaries in the U.S. that is an obligor under the Company’s senior secured credit facilities or that guarantees or otherwise becomes liable with respect to any other indebtedness of the Company.

Each set of Notes has been issued under an indenture with U.S. Bank National Association, as trustee. The indentures governing the Notes contain covenants that will limit the ability of the Company and the ability of its subsidiaries (including the Issuers) to, among other things, create liens, engage in sale and leaseback transactions or merge or consolidate with or into other companies. If an event of default, as specified in the indentures governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indentures filed herewith.

Under a registration rights agreement with the initial purchasers of the Dollar Notes, the U.S. Issuers have agreed to (i) use their reasonable best efforts to file and cause to become effective a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to a registered offer to exchange the Dollar Notes for new notes of the U.S. Issuers having terms substantially identical in all material respects to the Dollar Notes (except that the exchange notes will not contain terms with respect to transfer restrictions) and (ii) use their reasonable best efforts to cause the registered exchange offer to become completed under the Securities Act of 1933, as amended, within 360 days of the issue date of the Dollar Notes. If the exchange offer is not completed within the periods specified in the registration rights agreement, applicable interpretation of the staff of the SEC prohibit the U.S. Issuers from effecting such a registered exchange offer or, under limited circumstances, if required by the initial purchasers of the Dollar Notes or a holder thereof, the U.S. Issuers have agreed to file, and to use their reasonable best efforts to cause to become effective, a shelf registration statement relating to resales of the Dollar Notes or the notes issued in the registered exchange offer, as the case may be. The U.S. Issuers will be obligated to pay additional interest on the Dollar Notes if, within the periods specified in the registration rights agreement, they do not complete the exchange offer, or, if required, file the shelf registration statement, the shelf registration statement has not been declared effective or, after the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions).

The descriptions set forth above are qualified in their entirety by the indentures governing the Notes, filed herewith as Exhibits 4.1 and 4.2, and the registration rights agreement filed herewith as Exhibit 4.3.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this report consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2015 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 4.1	Indenture, dated as of September 15, 2016, by and among Crown European Holdings S.A., as Issuer, the Guarantors named therein, U.S. Bank National Association, as Trustee, and the other parties thereto, relating to the €600 million 2.625% Senior Notes due 2024.

Exhibit 4.2	Indenture, dated as of September 15, 2016, by and among Crown Americas LLC and Crown Americas Capital Corp. V, as Issuers, the Guarantors named therein and U.S. Bank National Association, as Trustee, relating to the $400 million 4.250% Senior Notes due 2026.

Exhibit 4.3	Registration Rights Agreement, dated as of September 15, 2016, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp. V, Citigroup Capital Markets Inc., as representative of the initial purchasers, and the Guarantors (as defined therein), relating to the $400 million 4.250% Senior Notes due 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2016	CROWN HOLDINGS, INC.

	By:	/s/ David A. Beaver
Name: David A. Beaver
Title: Vice President and Corporate Controller

EXHIBIT INDEX

(d) Exhibits:

Exhibit 4.1	Indenture, dated as of September 15, 2016, by and among Crown European Holdings S.A., as Issuer, the Guarantors named therein, U.S. Bank National Association, as Trustee, and the other parties thereto, relating to the €600 million 2.625% Senior Notes due 2024.

Exhibit 4.2	Indenture, dated as of September 15, 2016, by and among Crown Americas LLC and Crown Americas Capital Corp. V, as Issuers, the Guarantors named therein and U.S. Bank National Association, as Trustee, relating to the $400 million 4.250% Senior Notes due 2026.

Exhibit 4.3	Registration Rights Agreement, dated as of September 15, 2016, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp. V, Citigroup Capital Markets Inc., as representative of the initial purchasers, and the Guarantors (as defined therein), relating to the $400 million 4.250% Senior Notes due 2026.